SIXTH AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 17, 2010

among

EV ENERGY PARTNERS, L.P.,
As Parent,

EV PROPERTIES, L.P.,
as Borrower,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.
as Administrative Agent,

and

THE LENDERS PARTY HERETO

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”) dated as of December 17, 2010, is among EV ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Parent”); EV PROPERTIES, L.P., a Delaware limited partnership (the “Borrower”); the undersigned guarantors (the “Guarantors”, and together with the Parent and the Borrower, the “Obligors”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.          The Borrower, the Parent, the Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 1, 2007 (as amended by the First Amendment dated August 28, 2008, the Second Amendment dated September 4, 2008, the Third Amendment dated April 10, 2009, the Fourth Amendment dated April 26, 2010, the Fifth Amendment dated September 30, 2010, and as further amended, modified, restated or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Sixth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                     Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Sixth Amendment.  Unless otherwise indicated, all section references in this Sixth Amendment refer to sections of the Credit Agreement.

Section 2.                      Amendments to Credit Agreement.

2.1         Amendments to Section 1.02.

(a)           The following definition is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Agreement” means this Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, including the Schedules and Exhibits hereto, as the same may be amended or supplemented from time to time.

(b)           The following definition is hereby added where alphabetically appropriate to read as follows:

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“Sixth Amendment” means that certain Sixth Amendment to Amended and Restated Credit Agreement, dated as of December 17, 2010, among the Parent, the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Sixth Amendment Effective Date” means December 17, 2010.

“Talon Acquisition” means the acquisition of certain oil, gas and mineral properties, rights and related assets pursuant to the terms and conditions of the Talon Acquisition Documents.

“Talon Acquisition Agreement” means the Purchase and Sale Agreement among Talon Oil & Gas LLC, as seller, and Enervest Energy Institutional Fund XI-A, L.P., Enervest Energy Institutional Fund XI-WI, L.P., Enervest Energy Institutional Fund XII-A, L.P., Enervest Energy Institutional Fund XII-WIB, L.P. and the Borrower, collectively as buyer, executed on October 25, 2010 and effective as of October 1, 2010.

“Talon Acquisition Documents” means (a) Talon Acquisition Agreement and (b) all bills of sale, assignments, and conveyance instruments executed and delivered in connection therewith, as amended.

“Talon Acquisition Properties” means the Oil and Gas Properties and other properties acquired by Enervest Energy Institutional Fund XI-A, L.P., Enervest Energy Institutional Fund XI-WI, L.P., Enervest Energy Institutional Fund XII-A, L.P., Enervest Energy Institutional Fund XII-WIB, L.P. and the Borrower pursuant to the Talon Acquisition Documents.

“Talon Reserve Report” means the report of the Borrower, dated as of November 18, 2010, with respect to the Talon Acquisition Properties as of October 1, 2010.

2.2         Amendment to Section 2.07(e).  Section 2.07(e) is hereby amended by to read:

(e)           Reduction of Borrowing Base Upon Issuance of Senior Debt.  Notwithstanding anything to the contrary contained herein, if the Borrower issues any Senior Debt between Scheduled Redetermination Dates other than in conjunction with an Interim Redetermination, then on the date on which such Senior Debt is issued, the Borrowing Base- then in effect shall be reduced by an amount equal to the product of 0.30 multiplied by the stated principal amount of such Senior Debt.  The Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on such date until the next redetermination or modification thereof hereunder.  For purposes of this Section 2.07(e), if any such Debt is issued at a discount or otherwise sold for less than “par”, the reduction shall be calculated based upon the stated principal amount without reference to such discount.

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Section 3.                    Borrowing Base.  Subject to Section 5 of this Sixth Amendment, for the period from and including Sixth Amendment Effective Date until the next Redetermination Date, the Borrowing Base is $700,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c), Section 9.12 or Section 9.18.

Section 4.                     Assignment, New Lender and Reallocation of Commitments and Loans.  Immediately prior to the Sixth Amendment Effective Date, Wachovia Bank, National Association, a Lender party to the Credit Agreement (the “Adjusting Lender”) has, in consultation with the Borrower, agreed to reallocate its respective Maximum Credit Amount and Commitment and to, among other things, allow Credit Agricole Corporate & Investment Bank to become a party to the Credit Agreement as a Lender, (the “New Lender”) by acquiring an interest in the total Maximum Credit Amounts and Commitments.  The Administrative Agent and the Borrower hereby consent to such reallocation and the New Lender’s acquisition of an interest in the Maximum Credit Amounts and Commitments and the Adjusting Lender’s assignments of their Commitments.  On the Sixth Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amounts and Commitment of each Lender (including both the Adjusting Lender and the New Lender) shall be as set forth on Annex I of this Sixth Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement.  With respect to such reallocation, the New Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from the Adjusting Lender pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit D to the Credit Agreement (the “Assignment Agreement”).  On the Sixth Amendment Effective Date, the New Lender and the Adjusting Lender shall be deemed to have entered into separate Assignment Agreements pursuant to each of which (i) the New Lender shall be the “Assignee”, (ii) the Adjusting Lender shall be the “Assignor” and (iii) the term “Effective Date” shall be the “Sixth Amendment Effective Date” as defined herein.  Notwithstanding Section 12.04(b)(ii)(C), the Lenders deemed to be parties to such Assignment Agreements shall not be required to pay a processing and recordation fee of $3,500 to the Administrative Agent.  On the Sixth Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement.

Section 5.                     Conditions Precedent.  This Sixth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

5.1         The Administrative Agent shall have received from each Lender, the Parent, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Sixth Amendment signed on behalf of such Person.

5.2         The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof.

5.3         No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Sixth Amendment.

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5.4         The Administrative Agent shall have received (a) a certificate of a Responsible Officer of the Borrower certifying:  (i) that the Borrower is concurrently consummating the Talon Acquisition in accordance with the terms of the Talon Acquisition Documents (with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto) and acquiring substantially all of the Talon Acquisition Properties contemplated by the Talon Acquisition Documents, (ii) as to the final purchase price for the Talon Acquisition Properties after giving effect to all adjustments as of the closing date contemplated by the Talon Acquisition Documents and specifying, by category, the amount of such adjustment, (iii) that attached thereto is a true and complete list of the Talon Acquisition Properties which have been excluded from the Talon Acquisition pursuant to the terms of the Talon Acquisition Documents, specifying with respect thereto the basis of exclusion as (1) title defect, (2) casualty or condemnation loss or (3) required consent or preferential purchase right, (iv) that attached thereto is a true and complete list of all Talon Acquisition Properties for which any seller has elected to cure a title defect or deficiency, (v) that attached thereto is a true and complete list of all Talon Acquisition Properties which are currently pending final decision by a third party regarding purchase of such property in accordance with any consent or preferential purchase rights and (vi) that no party to any Talon Acquisition Document is in default in respect of any material term or obligation thereunder; (b) a true and complete executed copy of each of the material Talon Acquisition Documents; (c) original counterparts or copies, certified as true and complete, of the assignments for all of the Talon Acquisition Properties; (d) the preliminary settlement statement; and (e) such other related documents and information as the Administrative Agent shall have reasonably requested.

The Borrower recognizes and agrees that (a) it shall have delivered to the Administrative Agent a preliminary draft of the certificate described herein not less than three (3) days prior to the Effective Date identifying which Talon Acquisition Properties will be excluded from the Talon Acquisition on the Effective Date, and (b) if the aggregate value as reflected in the Talon Reserve Report of the Talon Acquisition Properties excluded under clause (a)(iii) above is greater than or equal to $25,000,000, the Borrowing Base shall be adjusted downward to reflect such exclusions by an amount to be determined in good faith by the Administrative Agent.  The Administrative Agent shall allocate a Borrowing Base value for each such excluded Property and shall, promptly upon making such allocation, notify the Borrower and each Lender of such allocation.  If the aggregate value as reflected in the Talon Reserve Report of Talon Acquisition Properties excluded under clause (a)(iii) above is less than or equal to $25,000,000, the Borrowing Base will not be adjusted.  Promptly upon the making by the Required Lenders of such allocation, the Administrative Agent shall notify the Borrower and each Lender of such allocation.

5.5         The Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority, perfected Liens on at least 80% of the total value of the Talon Acquisition Properties owned by Borrower evaluated in the Talon Reserve Report.

The Administrative Agent is hereby authorized and directed to declare this Sixth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

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Section 6.                      Miscellaneous.

6.1         Confirmation.  The provisions of the Credit Agreement, as amended by this Sixth Amendment, shall remain in full force and effect following the effectiveness of this Sixth Amendment.

6.2         Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Sixth Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

6.3         Counterparts.  This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Sixth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

6.4         NO ORAL AGREEMENT.  THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5         GOVERNING LAW.  THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.6         Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.7         Severability.  Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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6.8         Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first written above.

BORROWER:	EV PROPERTIES, L.P.

By: EV Properties GP, LLC, its general partner

	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

PARENT AND GUARANTOR:	EV ENERGY PARTNERS, L.P.

By: EV Energy GP, L.P., its general partner
By: EV Management, L.L.C., its general partner

	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

OTHER GUARANTORS:	EV PROPERTIES GP, LLC.

	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

ENERVEST PRODUCTION PARTNERS, LTD.

By: EVPP GP, LLC, its general partner

	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

[Signature Page to Sixth Amendment]

CGAS PROPERTIES, L.P.

By:	EVCG GP, LLC, its general partner

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

ENERVEST-CARGAS, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

LOWER CARGAS OPERATING COMPANY
LLC

By:	Enervest-Cargas, Ltd., its sole member
By:	EVPP GP, LLC, its general partner

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

EVPP GP, LLC
EVCG GP, LLC

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

ENERVEST MONROE MARKETING, LTD.
ENERVEST MONROE GATHERING, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

[Signature Page to Sixth Amendment]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as Lender

By:	/s/ Michael A. Kamauf
Name:	Michael Kamauf
Title:	Authorized Officer

[Signature Page to Sixth Amendment]

BNP PARIBAS, as a Lender

By:	/s/ Polly Schott
Name:	Polly Schott
Title:	Director

By:	/s/ Juan Carlos Sandoval
Name:	Juan Carlos Sandoval
Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ Spencer Stasney
Name:	Spencer Stasney
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Gregory E. George
Name:	Gregory E. George
Title:	Managing Director

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Shiloh Davila
Name:	Shiloh Davila
Title:	Assistant Vice President

[Signature Page to Sixth Amendment]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

ING CAPITAL LLC, as a Lender

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

UNION BANK OF CALIFORNIA N.A.,
as a Lender

By:	/s/ Paul E. Cornell
Name:	Paul E. Cornell
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Justin M. Alexander
Name:	Justin M. Alexander
Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Justin Crawford
Name:	Justin Crawford
Title:	Vice President

[Signature Page to Sixth Amendment]

THE FROST NATIONAL BANK, as a Lender

By:	/s/ Andrew A. Merryman
Name:	Andrew A. Merryman
Title:	Sr. Vice President

AMEGY BANK NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Charles W. Patterson
Name:	Charles W. Patterson
Title:	Senior Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Stephen Oglesby
Name:	Stephen Oglesby
Title:	Region Manager

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH as a Lender

By:	/s/ Shaheen Malik
Name:	Shaheen Malik
Title:	Vice President

By:	/s/ Christopher Reo Day
Name:	Christopher Reo Day
Title:	Associate

[Signature Page to Sixth Amendment]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

By:	/s/ Mark A. Roche
Name:	Mark A. Roche
Title:	Managing Director

[Signature Page to Sixth Amendment]